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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 17, 1998

                      COLORADO GAMING & ENTERTAINMENT CO.
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)

         Colorado                        0-28068                  84-1242693
----------------------------     ------------------------    ------------------
(State or other jurisdiction     (Commission file number)      (IRS Employer
     of incorporation)                                       Identification No.)


      12596 West Bayaud Avenue, Suite 450, Lakewood, CO         80228
      -------------------------------------------------       ----------
         (Address of principal executive offices)             (ZIP Code)


                                (303) 716-5600
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

    On December 10, 1998, Mr. Stephen J. Szapor, Jr., President and Chief Executive Officer and a member of the Board of Directors of the Registrant, submitted his resignation from all such positions to be effective as of January 8, 1999. The Registrant considers Mr. Szapor's resignation to be amicable.

    Richard Rabin, Senior Vice President of Operations for the Registrant, has been promoted to President and Chief Operating Officer, effective January 8, 1999. Mr. Rabin has been with the Registrant since 1995.

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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COLORADO GAMING & ENTERTAINMENT CO
                                         (Registrant)


DATED: December 17, 1998               By:    /s/ Alan L. Mayer
                                              ----------------------------
                                       Name:  Alan L. Mayer
                                       Title: Senior Vice President, Secretary

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